Van Kampen Small Cap Growth Fund
                          Item 77(O) 10F-3 Transactions
                        October 1, 2005 - March 31, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
                                                                Morgan
                                                                Stanle
                                                                  y,
Irobot  11/8/  4,300,  $24.00 $103,20   8,400    0.20%  0.12%   JPMorg  Credit
          05    000            0,000                             an,    Suisse
                                                                First    First
                                                                Albany  Boston
                                                                Capita
                                                                  l,
                                                                Needha
                                                                 m &
                                                                Compan
                                                                  y,
                                                                 LLC,
                                                                Adams
                                                                Harkne
                                                                  ss

                                                                Goldma
                                                                  n,
                                                                Sachs
  IHS   11/10  14,515  $16.00 $232,24  33,700    0.23%  0.32%   & Co.,  Citigr
  Inc    /05    ,000           0,000                            Citigr    oup
                                                                 oup,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                KeyBan
                                                                  c
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Piper
                                                                Jaffra
                                                                  y
                                                                Merril
                                                                  l
                                                                Lynch
 Adams  12/8/  5,660,  $43.75 $247,66  20,000    0.35%  0.52%   & Co.,  Merril
Respir    05    890            3,937                            Morgan     l
 atory                                                          Stanle   Lynch
Therap                                                            y,
eutics                                                          Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s
                                                                Credit
                                                                Suisse
                                                                First
Suntec  12/13  26,380  $15.00 $395,70  24,400    0.09%  0.22%   Boston  Credit
   h     /05    ,000           0,000                              ,     Suisse
 Power                                                          Morgan   First
Holdin                                                          Stanle  Boston
  gs,                                                           y, SG
 Inc.                                                           Cowen
                                                                & Co.,
                                                                 CLSA
                                                                Asia-
                                                                Pacifi
                                                                  c
                                                                Market
                                                                  s
                                                                Citigr
                                                                 oup,
                                                                Credit
Spansi  12/16  42,200  $12.00 $506,40  86,900    0.21%  0.62%   Suisse  Citigr
  on     /05    ,000           0,000                            First     oup
 Inc.                                                           Boston
                                                                  ,
                                                                JPMorg
                                                                 an,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                 UBS
                                                                Invest
                                                                 ment
Chipot  1/25/    -     $22.00 $173,33   4,000    0.05%  0.05%   Morgan    SG
  le      06                   3,336                            Stanle   Cowen
Mexica                                                           y &    Securi
   n                                                             Co.     ties
 Grill                                                          Incorp
                                                                orated
                                                                 , SG
                                                                Cowen
                                                                & CO.,
                                                                 LLC,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Citigr
                                                                 oup
                                                                Global
                                                                Market
                                                                  s
                                                                Inc.,
                                                                 J.P.
                                                                Morgan
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Merril
                                                                  l
                                                                Lynch,
                                                                Pierce
                                                                  ,
                                                                Fenner
                                                                  &
                                                                Smith
                                                                Incorp
                                                                orated
                                                                , A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s
                                                                Corpor
                                                                ation,
                                                                SunTru
                                                                  st
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                 M.R.
                                                                 Beal
                                                                 and
                                                                Compan
                                                                  y,
                                                                Samuel
                                                                  A.
                                                                Ramire
                                                                 z &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                Muriel
                                                                Sieber
                                                                 t &
                                                                 Co.,
                                                                Inc.,
                                                                 The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                 L.P.
Nighth  2/8/0  6,300,  $16.00 $100,80  25,900    0.41%  0.21%   Morgan   Bank
  awk     6     000            0,000                            Stanle    of
Radiol                                                            y,    Americ
  ogy                                                            Banc      a
Servic                                                            of
  es                                                            Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Piper
                                                                Jaffra
                                                                y, SG
                                                                Cowen
                                                                & Co.,
                                                                Montgo
                                                                mery &
                                                                 Co.,
                                                                 LLC